UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	October 2, 2009

NATIONAL PATENT DEVELOPMENT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50587	13-4005439
(Commission File Number)	(IRS Employer Identification No.)

903 Murray Road, PO Box 1960 , East Hanover, NJ	07936
(Address of Principal Executive Offices)	(Zip Code)

(973) 428−4600
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 8.01     Other Events.

On October 2, 2009, National Patent Development Corporation (the “Company”) announced that the date of the Company’s annual meeting of stockholders will be held on December 28, 2009 (the “Annual Meeting”) and that November 2, 2009 is the record date for determining the stockholders entitled to vote at the Annual Meeting.  Proposals of stockholders which are eligible under SEC rules to be included in the Company’s Annual Meeting proxy materials must be in writing and must be received by the Corporate Secretary of the Company no later than the close of business on October 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PATENT DEVELOPMENT CORPORATION

Date: October 2, 2009	By:	/s/ Ira J. Sobotko
Name: Ira J. Sobotko
Title: Vice President & Chief Financial Officer